UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 4, 2003



                                 FX ENERGY, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                         0-25386               87-0504461
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                          84106
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On December 4, 2003, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2002 annual report on Form 10-K and other SEC reports.

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                                ITEM 7. EXHIBITS
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      The following is filed as an exhibit to this report:

              SEC
Exhibit    Reference
 Number      Number             Title of Document               Location
--------- ---------- ------------------------------------------ ----------------

Item 99.             Other Exhibits
---------            ------------------------------------------ ----------------
 99.01        99     Press Release dated December 4, 2003       Attached


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               FX ENERGY, INC.
                                               Registrant


Dated:  December 4, 2003                       By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice President